                                               File under Rule 497(c)
                                               File Nos. 333-38045 and 811-08443



                                 April 29, 2005


                      STATEMENT OF ADDITIONAL INFORMATION
                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                  800-725-6666


Salomon Brothers Variable Series Funds Inc (the 'Company') consists of Salomon Brothers Variable All Cap Fund ('All Cap Fund'), Salomon Brothers Variable High Yield Bond Fund ('High Yield Bond Fund'), Salomon Brothers Variable Investors Fund ('Investors Fund'), Salomon Brothers Variable Large Cap Growth Fund ('Large Cap Growth Fund'), Salomon Brothers Variable Small Cap Growth Fund ('Small Cap Growth Fund'), Salomon Brothers Variable Strategic Bond Fund ('Strategic Bond Fund') and Salomon Brothers Variable Total Return Fund ('Total Return Fund') (each, a 'fund' and collectively, the 'funds'). Each of the funds is an investment portfolio of the Company, an open-end investment company incorporated in Maryland on October 1, 1997.

Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity ('VA') contracts and Variable Life Insurance ('VLI') policies; and (ii) Qualified Pension and Retirement Plans ('Plans'). Accordingly, all references to 'shareholders' in each fund Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds, except All Cap Fund, is classified as a diversified fund under the Investment Company Act of 1940, as amended (the '1940 Act').


The Prospectuses indicate the extent to which each fund may purchase the instruments or engage in the investment activities described below. References herein to the investment manager mean Salomon Brothers Asset Management Inc ('SaBAM').



This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by a fund's current Class I Prospectus or Class II Prospectus, each dated April 29, 2005 (each a 'Prospectus'). This SAI supplements and should be read in conjunction with a fund's Prospectus, a copy of which may be obtained, without charge, by writing the Company at the above address, or by calling the toll-free telephone number, listed above.


                                    CONTENTS


Directors and Executive Officers of the Company.............    2
Investment Strategies and Fund Policies.....................   10
Additional Investment Strategies and Risk Factors...........   19
Investment Limitations......................................   51
Portfolio Turnover..........................................   52
Disclosure of Portfolio Holdings............................   53
Portfolio Transactions......................................   55
Taxes.......................................................   58
Net Asset Value.............................................   60
Additional Purchase and Redemption Information..............   61
Investment Manager..........................................   62
Portfolio Managers..........................................   66
Administrator...............................................   71
Distributor.................................................   72
Expenses....................................................   74
Custodian and Transfer Agent................................   74
Independent Registered Public Accounting Firm...............   74
Counsel.....................................................   74
Capital Stock...............................................   74
Financial Statements........................................   75
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Overall responsibility for management and supervision of the Company rests with the Company's Board of Directors (the 'Board'). The Directors approve all significant agreements between the Company and the companies that furnish services to the funds, including agreements with the Company's distributor, administrator, investment manager, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's investment manager.


The Directors and officers of the Company are listed below. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SaBAM, the funds' investment manager, acts as investment adviser. 'Interested persons' of the Company (as defined in the 1940
Act) are indicated by a double asterisk.



                                                                                      NUMBER OF
                                               TERM OF                               PORTFOLIOS
                                               OFFICE                                  IN FUND
                                                 AND                                   COMPLEX
                              POSITION(S)      LENGTH                                 OVERSEEN
                               HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S)        BY           OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE          FUND          SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------          ----          -------      -------------------       --------         ----------------

INDEPENDENT
DIRECTORS

Carol L. Colman            Director             Since    President of Colman             37        None
Colman Consulting Co.                           1998     Consulting Co.
278 Hawley Road
North Salem, NY 10560
Birth year: 1946

Daniel P. Cronin ........  Director             Since    Formerly, Associate             34        None
24 Woodlawn Avenue                              1998     General Counsel,
New Rochelle, NY 10804                                   Pfizer, Inc.
Birth year: 1946

Leslie H. Gelb ..........  Director             Since    President Emeritus and          34        Director of two
150 East 69th Street                            2002     Senior Board Fellow,                      registered investment
New York, NY 10021                                       The Council on Foreign                    companies advised by
Birth year: 1937                                         Relations; formerly,                      Advantage Advisers,
                                                         Columnist, Deputy                         Inc. ('Advantage').
                                                         Editorial Page Editor
                                                         and Editor, Op-Ed Page,
                                                         The New York Times

William R. Hutchinson          Director         Since    President, W.R.               44          Director,
535 N. Michigan                                 2003     Hutchinson                                Associated
 Avenue                                                  & Associates Inc;                         Banc-Corp.
Suite 1012                                               formerly,
Chicago, IL 60611                                        Group Vice President,
Birth year: 1942                                         Mergers and
                                                         Acquisitions,
                                                         BP AMOCO

Dr. Riordan Roett .......  Director             Since    Professor and Director,         34        None
The Johns Hopkins                               2002     Latin American Studies
 University                                              Program, Paul H. Nitze
1740 Massachusetts Ave.                                  School of Advanced
NW                                                       International Studies,
Washington, D.C. 20036                                   The Johns Hopkins
Birth year: 1938                                         University

Jeswald W. Salacuse .....  Director             Since    Henry J. Braker Professor       34        Director of two
Tufts University                                2002     of Commercial Law and                     registered investment
The Fletcher School of                                   formerly, Dean, The                       companies advised by
 Law & Diplomacy                                         Fletcher School of Law                    Advantage
160 Packard Avenue                                       & Diplomacy, Tufts
Medford, MA 02155                                        University
Birth year: 1938

                                                                                      NUMBER OF
                                               TERM OF                               PORTFOLIOS
                                               OFFICE                                  IN FUND
                                                 AND                                   COMPLEX
                              POSITION(S)      LENGTH                                 OVERSEEN
                               HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S)        BY           OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE          FUND          SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------          ----          -------      -------------------       --------         ----------------
INTERESTED
DIRECTOR

R. Jay Gerken, CFA**           Chairman,        Since      Managing Director,            219          None
Citigroup Asset                President and    2002       Citigroup Global
Management ('CAM')             Chief                       Markets Inc. ('CGM');
399 Park Avenue                Executive                   Chairman, President and
New York, NY 10022             Officer                     Chief Executive Officer
Birth year: 1951                                           of Smith Barney Fund
                                                           Management LLC
                                                           ('SBFM'), Travelers
                                                           Investment Adviser,
                                                           Inc. and Citi Fund
                                                           Management Inc.
                                                           ('CFM'); President and
                                                           Chief Executive Officer
                                                           of certain mutual funds
                                                           associated with
                                                           Citigroup Inc.
                                                           ('Citigroup');
                                                           Formerly, portfolio
                                                           manager of Smith Barney
                                                           Allocation Series Inc.
                                                           (1996-2001) and Smith
                                                           Barney Growth and
                                                           Income Fund (1996-
                                                           2000)


*  Each Director holds office for an indefinite term until the earlier of
   (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company's by-laws.

** Mr. Gerken is an 'interested person' of the Company as defined in the 1940
   Act because he is a director and/or officer of SaBAM or affiliates of SaBAM, the investment manager of each of the funds.

                                               TERM OF                                NUMBER OF
                                               OFFICE                                PORTFOLIOS
                                                 AND                                   IN FUND
                              POSITION(S)      LENGTH                                  COMPLEX
                               HELD WITH       OF TIME    PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE          FUND          SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------          ----          -------      -------------------       --------         ----------------

OFFICERS

Andrew Beagley ..........  Chief Compliance     Since    Director, CGM (since            N/A                  N/A
CAM                        Officer and          2002     2000); Director of
399 Park Avenue,           Chief Anti-                    Compliance, North
4th Floor                  Money                          America, CAM (since
New York, NY 10022         Laundering                     2000); Chief Anti-
Birth year: 1962           Compliance                     Money Laundering
                           Officer                        Compliance Officer and
                                                          Chief Compliance
                           Chief                          Officer of certain
                           Compliance          Since      mutual funds associated
                           Officer             2004       with Citigroup;
                                                          Director of Compliance,
                                                          Europe, the Middle East
                                                          and Africa, CAM (1999-
                                                          2000); Chief Compliance
                                                          Officer, Salomon
                                                          Brothers Asset
                                                          Management Limited,
                                                          Smith Barney Global
                                                          Capital Management Inc.


Alan J. Blake ...........  Executive           Since      Managing Director of            N/A                  N/A
CAM                        Vice                2002       SaBAM; officer of
399 Park Avenue,           President                      certain mutual funds
4th Floor                                                 associated with
New York, NY 10022                                        Citigroup.
Birth year: 1949

James E. Craige, CFA ....  Executive            Since     Managing Director of            N/A                  N/A
CAM                        Vice                 1998      SaBAM; officer of
399 Park Avenue,           President                      certain mutual funds
4th Floor                                                 associated with
New York, NY 10022                                        Citigroup.
Birth year: 1967

Robert Feitler, Jr. .....  Executive            Since     Director of SaBAM;              N/A                  N/A
CAM                        Vice                2004       officer of certain
399 Park Avenue,           President                      mutual funds associated
4th Floor                                                 with Citigroup.
New York, NY 10022
Birth year: 1960

Robert I. Frenkel .......  Secretary & Chief    Since     Managing Director and           N/A                  N/A
CAM                        Legal                2003      General Counsel, of
300 First Stamford Place,  Officer                        Global Mutual Funds for
4th Floor                                                 CAM and its predecessor
Stamford, CT 06902                                        (since 1994); Secretary
Birth year: 1954                                          of CFM; Secretary and
                                                          Chief Legal Officer of
                                                          certain mutual funds
                                                          associated with
                                                          Citigroup

Vincent Gao, CFA ........  Executive            Since     Director of SaBAM;              N/A                  N/A
CAM                        Vice                 2004      officer of certain
399 Park Avenue,           President                      mutual funds associated
4th Floor                                                 with Citigroup.
New York, NY 10022
Birth year: 1974

John G. Goode ...........  Executive            Since     Managing Director of            N/A                  N/A
CAM                        Vice                 2002      SaBAM; officer of
1 Sansome Street,          President                      certain mutual funds
36th Floor                                                associated with
San Francisco, CA 94104                                   Citigroup.
Birth year: 1944

                                                   TERM OF                                NUMBER OF
                                                    OFFICE                               PORTFOLIOS
                                                     AND                                   IN FUND
                                POSITION(S)         LENGTH                                 COMPLEX
                                 HELD WITH         OF TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN BY  OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE            FUND            SERVED*       DURING PAST 5 YEARS      DIRECTOR     HELD BY DIRECTOR
 ----------------------            ----            -------       -------------------      --------     ----------------
Frances M. Guggino ......  Treasurer and Chief      Since     Vice President of CGM;         N/A              N/A
CAM                        Financial                2004      Chief Financial Officer
125 Broad Street,          Officer                            and Treasurer of
10th Floor                                                    certain mutual funds
New York, NY 10004                                            associated with
Birth year: 1957                                              Citigroup; Controller
                                                              of certain mutual funds
                                                              associated with
                                                              Citigroup (from 1999 to
                                                              2004)

Peter J. Hable ..........  Executive                Since     Managing Director of           N/A              N/A
CAM                        Vice President           2002      SaBAM; officer of
1 Sansome Street,                                             certain mutual funds
36th Floor                                                    associated with
San Francisco, CA 94104                                       Citigroup.
Birth year: 1958

Roger M. Lavan, CFA .....  Executive                Since     Managing Director of           N/A              N/A
CAM                        Vice President           1998      SaBAM; officer of
399 Park Avenue,                                              certain mutual funds
4th Floor                                                     associated with
New York, NY 10022                                            Citigroup.
Birth year: 1963

Mark J. McAllister, CFA    Executive                Since     Managing Director of         N/A              N/A
CAM                        Vice                     2004      SaBAM; officer of
399 Park Avenue,           President                          certain mutual funds
4th Floor                                                     associated with
New York, NY 10022                                            Citigroup.
Birth Year: 1962

Robert M. Nelson ........  Assistant                Since     Director and Associate         N/A              N/A
CAM                        Secretary                2003      General Counsel, CAM
300 First Stamford Place                                      (since 2004);
Stamford, CT 06902                                            Vice-President, CAM
Birth Year: 1950                                              (1999-2004); Assistant
                                                              Secretary of certain
                                                              mutual funds associated
                                                              with Citigroup

Beth A. Semmel, CFA .....  Executive                Since     Managing Director of           N/A              N/A
CAM                        Vice President           1998      SaBAM; officer of
399 Park Avenue,                                              certain mutual funds
4th Floor                                                     associated with
New York, NY 10022                                            Citigroup.
Birth year: 1960

Andrew B. Shoup .........  Senior Vice President    Since     Director of CAM; Senior        N/A              N/A
CAM                        and Chief                2003      Vice President and
125 Broad Street,          Administrative                     Chief Administrative
10th Floor                 Officer                            Officer of mutual funds
New York, NY 10004                                            associated with
Birth year: 1956                                              Citigroup; Treasurer of
                                                              certain mutual funds
                                                              associated with
                                                              Citigroup; Head of
                                                              International Funds
                                                              Administration of CAM
                                                              (2001-2003); Director
                                                              of Global Funds
                                                              Administration of CAM
                                                              (2000-2001); Head of
                                                              U.S. Citibank Funds
                                                              Administration of CAM
                                                              (1998-2000)

                                                   TERM OF                                NUMBER OF
                                                    OFFICE                               PORTFOLIOS
                                                     AND                                   IN FUND
                                POSITION(S)         LENGTH                                 COMPLEX
                                 HELD WITH         OF TIME     PRINCIPAL OCCUPATION(S)   OVERSEEN BY  OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE            FUND            SERVED*       DURING PAST 5 YEARS      DIRECTOR     HELD BY DIRECTOR
 ----------------------            ----            -------       -------------------      --------     ----------------

William J. Renahan ......  Assistant                Since     Director and Associate         N/A              N/A
CAM                        Secretary                2003      General Counsel, CAM
300 First Stamford Place                                      (since 2004);
Stamford, CT 06902                                            Vice-President, CAM
Birth Year: 1969                                              (1999-2004); Assistant
                                                              Secretary of certain
                                                              mutual funds associated
                                                              with Citigroup

Wendy S. Setnicka .......  Controller               Since     Vice President of CGM          N/A              N/A
CAM                                                  2004     (since 2003);
125 Broad Street,                                             Controller of certain
10th Floor                                                    mutual funds associated
New York, NY 10004 Birth                                      with Citigroup;
Year: 1964                                                    Assistant Controller of
                                                              CAM (from 2002 to
                                                              2004); Accounting
                                                              Manager of CAM (from
                                                              1998 to 2002)

Peter J. Wilby, CFA .....  Executive                Since     Managing Director of           N/A              N/A
CAM                        Vice President           1998      SaBAM; officer of
399 Park Avenue,                                              certain mutual funds
4th Floor                                                     associated with
New York, NY 10022                                            Citigroup
Birth year: 1958

George J. Williamson ....  Executive                Since     Managing Director of           N/A              N/A
CAM                        Vice President           1998      SaBAM; officer of
399 Park Avenue,                                              certain mutual funds
4th Floor                                                     associated with
New York, NY 10022                                            Citigroup
Birth year: 1933


* Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.

For the calendar year ended December 31, 2004, the Directors of the funds beneficially owned equity securities of the funds of the Company within the dollar ranges presented in the table below:


                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF             SECURITIES IN ALL REGISTERED
                                          EQUITY SECURITIES IN        INVESTMENT COMPANIES OVERSEEN BY
            NAME OF DIRECTOR                   EACH FUND         DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
            ----------------                   ---------         ------------------------------------------
INDEPENDENT DIRECTORS
Carol L. Colman.........................          None                         over $100,000
Daniel P. Cronin........................          None                         over $100,000
Leslie H. Gelb..........................          None                               $0
William R. Hutchinson...................          None                         over $100,000
Dr. Riordan Roett.......................          None                               $0
Jeswald W. Salacuse.....................          None                        $10,001-$50,000

INTERESTED DIRECTOR
R. Jay Gerken...........................          None                         over $100,000


As of December 31, 2004, none of the Directors who are not 'interested persons' of the funds, SaBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'), nor their immediate family members, owned beneficially or of record any securities in the investment manager, SBFM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment manager or CGM.

The Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.


In accordance with its written charter, the Audit Committee's primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of the funds' independent registered public accounting firm, and the funds' compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the funds' audits, the funds' accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the funds for their ratification, the selection, appointment, retention or termination of the funds' independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds' independent registered public accounting firm to SaBAM and any affiliated service providers if the engagement relates directly to the funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee of the Company met one time, to review the internal and external auditing procedures of the funds and, among other things, to consider the selection of the independent registered public accounting firm for the funds.


The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee did not meet during each fund's most recent fiscal year.


The following table shows the compensation paid by the Company and other CAM funds to each director during the Company's last fiscal year. Mr. Gerken is not compensated by the Company for his services as a Director because of his affiliation with SaBAM.


                                                                                                               SBV-
                                     SBV-          SBV-        SBV-        SBV-        SBV-        SBV-        TOTAL
        NAME OF PERSON           ALL CAP FUND   HIGH YIELD   INVESTOR    LARGE CAP    SM CAP     STRATEGIC    RETURN
        --------------           ------------   ----------   --------    ---------    ------     ---------    ------
Carol L. Colman*...............   $3,268.00     $3,268.00    $3,268.00   $3,268.00   $3,268.00   $3,268.00   $3,143.00
Daniel P. Cronin*..............    1,982.00      1,982.00     1,982.00   1,857.00     1,982.00    1,982.00    1,982.00
Leslie H. Gelb*................    1,750.00      1,750.00     1,750.00   1,750.00     1,750.00    1,750.00    1,750.00
William R. Hutchinson*.........    2,625.00      2,625.00     2,625.00   2,500.00     2,625.00    2,625.00    2,625.00
Dr. Riordan Roett*.............    2,411.00      2,411.00     2,411.00   2,286.00     2,411.00    2,411.00    2,411.00
Jeswald W. Salacuse*...........    2,197.00      2,196.00     2,197.00   2,071.00     2,196.00    2,196.00    2,196.00

                                                        NUMBER OF
                                   COMPENSATION        PORTFOLIOS
                                   FROM COMPANY         FOR WHICH
                                     AND FUND        DIRECTOR SERVES
                                      COMPLEX            WITHIN
        NAME OF PERSON           PAID TO DIRECTORS    FUND COMPLEX
        --------------           -----------------    ------------
Carol L. Colman*...............     $274,250.00               37
Daniel P. Cronin*..............      171,950.00               34
Leslie H. Gelb*................      157,050.00               34
William R. Hutchinson*.........      338,000.00               44
Dr. Riordan Roett*.............      199,000.00               34
Jeswald W. Salacuse*...........      190,550.00               34


---------

*  Member of Audit Committee.


At the end of the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to Directors Emeritus was $2,699.66.



No officer, Director or employee of SaBAM or any of its affiliates receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an interested person a fee of $7,000 per annum plus $750 for attendance at each in-person meeting of the Board and $500 for each telephonic meeting in which that Director participates. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. The Company does not provide any pension or retirement benefits to Directors.


As of April 1, 2005, the Company's Directors and officers of each fund, as a group, owned less than 1% of the outstanding shares of common stock of the Company.

As of April 1, 2005, to the knowledge of the funds and the Board, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of a fund with the exception of the following:


                                   NAME & ADDRESS                                       % OF
FUND                       CLASS   ON ACCOUNT                                          SHARES
----                       -----   ----------                                          ------

All Cap Fund............       I   The Travelers Insurance Co.                         41.2606%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   The Travelers Insurance Co.                         35.6941%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                            II     GE Life & Annuity Assurance Co.                     90.9692%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230

                                   Lincoln Benefit Life                                 6.8733%
                                   940 S. 84th St.
                                   Lincoln, NE 68507-4142

High Yield Bond Fund.....    I     The Travelers Insurance Co.                         57.7832%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183


                                                  (table continued on next page)

(table continued from previous page)


                                   NAME & ADDRESS                                       % OF
FUND                       CLASS   ON ACCOUNT                                          SHARES
----                       -----   ----------                                          ------
                                   The Travelers Insurance Co.                         32.0384%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Nationwide Insurance Co.                             5.5117%
                                   NWVA8
                                   c/o IPO Portfolio Accounting
                                   P.O. Box 182029
                                   Columbus, OH 43218-2029

                            II     Lincoln Benefit Life                                 100.00%
                                   940 S. 84th St.
                                   Lincoln, NE 68507-4142

Investors Fund...........    I     The Travelers Insurance Co.                         43.0193%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   The Travelers Insurance Co.                         31.0160%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   GE Life & Annuity Assurance Co.                     14.8405%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230

                            II     Lincoln Benefit Life                                 100.00%
                                   940 S. 84th St.
                                   Lincoln, NE 68507-4142

Large Cap Fund...........    I     The Travelers Insurance Co.                         59.6928%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   The Travelers Insurance Co.                         33.1636%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   Citigroup Global Markets, Inc.                       6.7523%
                                   Attn: Peter Booth
                                   333 West 34th St., 7th Floor
                                   New York, NY 10001-2483

Small Cap Growth Fund....    I     The Travelers Insurance Co.                         61.8970%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183


                                                  (table continued on next page)

(table continued from previous page)


                                   NAME & ADDRESS                                       % OF
FUND                       CLASS   ON ACCOUNT                                          SHARES
----                       -----   ----------                                          ------
                                   The Travelers Insurance Co.                         38.1031%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

Strategic Bond Fund......    I     GE Life & Annuity Assurance Co.                     45.5833%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230

                                   The Travelers Insurance Co.                         34.6787%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   The Travelers Insurance Co.                         14.9351%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

Total Return Fund........    I     The Travelers Insurance Co.                         53.0731%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   GE Life & Annuity Assurance Co.                     21.1311%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230

                                   Ohio National Life Co.                               9.3223%
                                   For the Benefit of its Separate
                                   Accounts
                                   Attn: Dennis Taney
                                   P.O. Box w237
                                   Cincinnati, OH 45201-0237

                            II     The Travelers Insurance Co.                         65.1735%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

                                   The Travelers Insurance Co.                         34.8265%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183


                    INVESTMENT STRATEGIES AND FUND POLICIES

The investment strategies of each of the funds are non-fundamental policies and thus may be changed by the Board without shareholder approval.

ALL CAP FUND

General. In seeking capital appreciation, the All Cap Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The fund will not concentrate its investments in any particular industry. In addition, the fund may invest up to 20% of the value of the fund's assets in securities of foreign issuers.


Investment Grade Debt Securities. The All Cap Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor's, a division of The McGraw-Hill Companies ('S&P') or Baa or better by Moody's Investor Services Inc. ('Moody's'), or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SaBAM believes interest rates may decline. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Additional Investment Strategies and Risk Factors.'


Below Investment Grade Securities. The All Cap Fund from time to time may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the fund's assets that can be invested in convertible securities rated below investment grade.

Repurchase Agreements and Borrowing. The All Cap Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the fund's total assets. As a matter of operating policy, however, the fund will not secure borrowings by more than 10% of the value of the fund's total assets.

Prior to April 30, 2003, the All Cap Fund was known as Salomon Brothers Variable Capital Fund.


HIGH YIELD BOND FUND



General. The High Yield Bond Fund's investment objective is to maximize total return, consistent with the preservation of capital. As a secondary objective, the fund will seek capital appreciation. The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SaBAM to be of comparable quality and related investments. If the Fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.



Equity Securities. The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such a purchase is appropriate.

Investment Grade Securities. There may be times when, in SaBAM's judgment, conditions in the securities markets would make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities (supported by varying degrees of credit but generally not backed by the full faith and credit of the U.S. Government); commercial paper of issuers rated, at the time of purchase, 'A-2' or better by S&P or 'P-2' or better by Moody's or which, in SaBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.



If at some future date, in SaBAM's opinion, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the fund's shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.



Below Investment Grade Securities. The High Yield Bond Fund intends to invest, under normal market conditions, at least 80% of its assets in below investment grade securities (rated lower than 'Baa' by Moody's or 'BBB' by S&P), or in securities determined by SaBAM to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.



In light of the risks associated with high yield debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The High Yield Bond Fund's ability to achieve its investment objectives may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.



Foreign Securities and Sovereign Debt. The High Yield Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.



The investment manager will have discretion to select the range of durations of the fixed-income securities in which the High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the fund will have an average portfolio duration of 3 to 7 years. However, the average portfolio duration may vary substantially from time to time depending on economic and market conditions. Duration is an approximate measure of the sensitivity the value of the fund's portfolio to changes in interest rates.


INVESTORS FUND

General. The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

The Investors Fund will seek to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the fund's portfolio will generally consist of common and preferred stocks. The fund may purchase securities of companies located in foreign countries which SaBAM deems consistent with the investment objectives and policies of the fund, but not if upon such purchase more than 20% of the fund's net assets would be so invested.

The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The fund may invest up to 25% of its net assets in any one industry. The fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter ('OTC') market. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

Investment Grade Fixed Income Securities. Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or broker/dealers. When management deems it appropriate, consistent with Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the fund are identical to those of Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. See Appendix A for a description of these ratings.


Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Additional Investment Strategies and Risk Factors.'


Below Investment Grade Securities. The Investors Fund from time to time may invest up to 5% of its net assets in nonconvertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade.


LARGE CAP GROWTH FUND



General. The Large Cap Growth Fund normally invests at least 80% of its total assets in equity securities of large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance and related investments. The Large Cap Growth Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Large Cap Growth Fund defines large market capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered securities of large capitalization companies for purposes of the fund's 80% investment policy. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with large market capitalization and related instruments, the fund's policy is to notify shareholders at least 60 days prior to implementing the change.



The Large Cap Growth Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.



Equity Securities. The Large Cap Growth Fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.



When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The Large Cap Growth Fund may purchase securities on a 'when-issued' basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Large Cap Growth Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Large Cap Growth Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Large Cap Growth Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.



When the Large Cap Growth Fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



Foreign Securities. The Large Cap Growth Fund may invest in securities of foreign issuers directly or in the form of American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Money Market Instruments. The Large Cap Growth Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('U.S. government securities'); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ('CDs') are short-term, negotiable obligations of commercial banks. Time deposits ('TDs') are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.



Repurchase Agreements. The Large Cap Growth Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ('repurchase agreements'). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.


SMALL CAP GROWTH FUND


General. The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater ('Small Cap Companies'). Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. Under normal market conditions the Small Cap Growth Fund will invest at least 80% of its total assets in equity securities of Small Cap Companies and related investments. The Small Cap Growth fund also may invest up to 20% of its total assets in equity securities of foreign issuers. If the fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with small market capitalization and related investments, the fund's policy is to notify shareholders at least 60 days prior to implementing the change.


The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix A for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SaBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.


The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Strategies and Risk Factors.'


The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Restricted Securities and Securities with Limited Trading Markets.' The Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of
Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Derivatives.' The Small Cap Growth Fund may invest in derivative contracts, including futures contracts. The Small Cap Growth Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (the 'Commission'), the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.


STRATEGIC BOND FUND



General. The Strategic Bond Fund's investment objective is to maximize total return, consistent with the preservation of capital. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SaBAM broad discretion to deploy the fund's assets among certain segments of the fixed-income market that SaBAM believes will best contribute to the achievement of the fund's objectives. At any point in time, SaBAM will deploy the fund's assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. If the Fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change. SaBAM has entered into a subadvisory consulting agreement with its London based affiliate, Citigroup Asset Management Limited ('CAM Ltd.'), pursuant to which CAM Ltd. will provide certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.

SaBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, SaBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SaBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.



In addition, SaBAM will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.



U.S. Government Obligations and Mortgage Backed Securities. The fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.



Equity Securities. The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SaBAM's opinion such purchase is appropriate.



In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, 'A-2' or better by S&P or 'P-2' or better by Moody's or which, in SaBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.



Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed by SaBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Below Grade Investment Securities. In pursuing the Strategic Bond Fund's investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund's investment manager does not anticipate investing in excess of 75% of the fund's assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in SaBAM's determination, the yield available from such securities outweighs their additional risks. SaBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in such securities. By investing a portion of the fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings.



In light of the risks associated with high yield corporate and sovereign debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund's ability to achieve its investment objectives may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.



Foreign Securities and Sovereign Debt. The Strategic Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.



The Strategic Bond Fund may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. SaBAM anticipates that the fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.



The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage 'dollar rolls.'

TOTAL RETURN FUND

General. The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Total Return Fund seeks to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Equity Securities. Under normal market conditions, it is anticipated that at least 40% of the fund's total assets will be invested in equity securities. Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the fund are expected to be traded on a stock exchange or in an over-the-counter market.

The Total Return Fund may invest up to 20% of its total assets in foreign securities (including American Depositary Receipts).

Repurchase and Reverse Repurchase Agreements. Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Fixed Income Securities. SaBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the fund's long-term debt investments will consist of 'investment grade' securities. Up to 20% of the fund's net assets may be invested in nonconvertible fixed income securities that are rated 'Ba' or lower by Moody's or 'BB' or lower by S&P or determined by SaBAM to be of comparable quality. There is no limit on the amount of Total Return Fund's assets that can be invested in convertible securities rated below investment grade.




               ADDITIONAL INVESTMENT STRATEGIES AND RISK FACTORS



ADJUSTABLE RATE MORTGAGE SECURITIES



Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.



ASSET-BACKED SECURITIES



Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.



Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.



BANK OBLIGATIONS



Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.



Bank obligations that may be purchased by a fund include CDs, banker's acceptances and fixed time deposits. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.



Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Risk Factors.' None of the funds will purchase bank obligations which SaBAM or the applicable sub-adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund's investments, the effect may be to reduce the income received by the fund on such investments.



Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.



BRADY BONDS



The High Yield Bond Fund and the Strategic Bond Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.



Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk').



Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.



Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.



COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES



The Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'mortgage assets'). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.



In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Strategic Bond Fund has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.



The Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.



DERIVATIVES



A detailed discussion of derivatives that may be used by the investment manager on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in each respective fund's Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts, currency or credit default swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.



Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.



A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.



CURRENCY TRANSACTIONS. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.



A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.



Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.



A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under 'Additional Investment Strategies and Risk Factors.'



FUTURES CONTRACTS. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the marked-to-market value of the futures contract fluctuates.



A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.



The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. Each fund is operated by a person who has claimed an exclusion from the definition of the term 'commodity pool operator' under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund's long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or 'covered' in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.



INTEREST RATE FUTURES CONTRACTS. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.



Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.



At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.



OPTIONS. As indicated in each respective fund's Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each respective fund's Prospectus.



In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.



In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, or must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.



In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.



A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.



Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.



Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'



A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.



OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.



If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.



A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.



A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.



A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.



(A) OPTIONS ON STOCKS AND STOCK INDICES. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks,

    Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the NYSE Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.



    If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.



(B) OPTIONS ON CURRENCIES. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.



(C) OPTIONS ON FUTURES CONTRACTS. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.



The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.



INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.



A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.



Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.



The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.



A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.



There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so.



CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.



INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.



COMBINED TRANSACTIONS. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.



USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.



In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.



Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.



RISK FACTORS ASSOCIATED WITH DERIVATIVES. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.



The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.



Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.



Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.



Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.



Options. A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.



The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.



Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.



Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.



Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.



Credit Default Swaps. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.



FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES



Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.



FIXED INCOME SECURITIES



Fixed income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national government, both U.S. and foreign, and supranational entities. Changes in market yields will affect a fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the High Yield Bond Fund and the Strategic Bond Fund will invest primarily in fixed-income securities and the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.



While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See 'High Yield Securities' below.



In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.



FLOATING AND VARIABLE RATE INSTRUMENTS



General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.



Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.



Limitations. A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund's custodian.



FOREIGN SECURITIES



General. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.



Emerging Market Countries. Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.



Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.



Transaction Costs. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.



In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See 'High Yield Securities.'



Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations. Risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund's portfolio.



Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.



There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.



With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.



In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.



The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.



Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.



GUARANTEED MORTGAGE PASS-THROUGH SECURITIES



The Total Return Fund and the Strategic Bond Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae ('Ginnie Mae Certificates'), the Federal National Mortgage Association ('Fannie Mae Certificates') and Freddie Mac ('Freddie Mac Certificates').



Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.



Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.



Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.



Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.



Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.



HIGH YIELD SECURITIES



The High Yield Bond Fund and the Strategic Bond Fund may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, the All Cap Fund, the Total Return Fund and Large Cap Growth Fund may invest without limitation in convertible securities of this type and up to 5%, 20%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.



High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).



Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.



Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.



A description of the ratings used by Moody's and S&P is set forth in Appendix A. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.



Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.



High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.



High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).



INVERSE FLOATING RATE OBLIGATIONS



Certain funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate ('LIBOR') or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.



Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.



LOANS OF PORTFOLIO SECURITIES

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.



Valuation of Securities. The value of securities loaned will be marked-to-market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.



LOAN PARTICIPATIONS AND ASSIGNMENTS



The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectus and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.



A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Voting rights may pass with the lending of securities. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities or possibly loss of rights of the collateral if the borrower of the securities becomes insolvent.



The Board of Directors has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SaBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SaBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.



In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss.



Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; (iii) period until next rate reset and maturity of the loan; (iv) recent prices in the market for similar loans; and (v) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'



MORTGAGE-BACKED SECURITIES



Mortgage-backed securities acquired will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).



Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.



Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.



The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by a fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the fund's yield. Monthly interest payments received by the fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.



Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone.



Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.



MORTGAGE ROLLS



The Strategic Bond Fund and Total Return Fund may enter into mortgage 'dollar rolls' in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. A fund may only enter into covered rolls. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.



OTHER INVESTMENT COMPANIES



Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest, in accordance with the limits of the 1940 Act. Each fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies' portfolio securities. A fund's investment in certain investment funds will result in special U.S. federal income tax consequences described under 'Taxes.'



PRIVATELY-ISSUED MORTGAGE SECURITIES



The Total Return Fund and the Strategic Bond Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, Savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.



The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.



REPURCHASE AGREEMENTS



Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.



Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SaBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SaBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.



Pursuant to an Exemptive Order issued by the Securities and Exchange Commission ('SEC'), each fund, along with other affiliated entities managed by the investment manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are financial assets subject to each fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.



RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)



Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase
Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.



One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Commission stated that the ultimate responsibility for liquidity determinations is that of an investment company's Board of Directors. However, the Commission stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of each fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.



All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds' holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.



To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.



REVERSE REPURCHASE AGREEMENTS



The Total Return Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Small Cap Growth Fund, and Large Cap Growth Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account of liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.



SMALL CAPITALIZATION COMPANIES



Investments in small capitalization companies may involve greater risks and volatility than investments in larger companies. Small capitalization companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, small capitalization companies may have difficulty withstanding competition from larger more established companies in their industries.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS



Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the 'World Bank'), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.



A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).



Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.



The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.



As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.



Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.



STRIPPED MORTGAGE SECURITIES



The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including Savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.



Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.



In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See 'Taxes.'

U.S. GOVERNMENT OBLIGATIONS



General. In addition to the U.S. Treasury obligations, a fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.



Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Mae')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Mac')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.



Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.



WARRANTS



Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.



ZERO COUPON AND PAYMENT-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES



The Total Return Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in zero coupon securities, payment-in-kind ('PIK') bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.



Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund's limitation on investments in illiquid securities.



Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                             INVESTMENT LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below; and (ii) each fund's investment objective(s) as described in the applicable Prospectus, the other policies and percentage limitations referred to in this SAI and in the applicable Prospectus are not fundamental policies of the funds and may be changed by vote of the Board of Directors without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the applicable Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

HIGH YIELD BOND FUND, INVESTORS FUND, LARGE CAP GROWTH FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND AND TOTAL RETURN FUND may not:

    (1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a fund, except that up to 25% of the value of each fund's total assets may be invested without regard to this restriction and provided that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund;

    (2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund while such borrowings are outstanding); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

ALL CAP FUND may not:

    (1) borrow money, except as described under 'Investment Objective and Policies' and except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings; or

    (2) invest more than 25% of the total assets of the fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the fund), provided, however, that the fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the fund.

EACH FUND may not:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (3) purchase or sell commodities or commodity contracts, except that a fund may engage in derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and this SAI;

    (4) make loans, except that (a) a fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a fund may enter into repurchase agreements with respect to portfolio securities,
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and
    (d) delays in the settlement of securities transactions will not be considered loans;

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

    (6) issue any senior security except as permitted by the 1940 Act.

Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SaBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

                               PORTFOLIO TURNOVER


Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See 'Portfolio Transactions' in this SAI. See tables under 'Financial Highlights' in each fund's Prospectus for the portfolio turnover rates.


For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by Citigroup Asset Management ('CAM'), the Citigroup business unit that includes the funds' investment manager, with respect to the disclosure of the funds' portfolio securities and any ongoing arrangements to make available information about each fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund's portfolio holdings is in the best interests of such fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of SBAM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM's policy generally provides for the release of details of securities positions once they are considered 'stale.' Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

    1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

    2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

    3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

    5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

    6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by a fund's Board.

The approval of a fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to a fund's Board at its next regularly scheduled meeting.

Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.





Set forth below are charts showing those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.



As of April 1, 2005, each of the funds described in this Statement of Additional Information releases its portfolio holdings to the following recipients:



                  RECIPIENT                         FREQUENCY            DELAY BEFORE DISSEMINATION
                  ---------                         ---------            --------------------------
State Street Bank & Trust Co. ...............  Daily                 None
  (Fund Custodian and Accounting Agent)
Institutional Shareholders ..................  As necessary          None
  Services, (Proxy Voting Services)
Bloomberg....................................  Quarterly             25 Calendar days after Quarter End
Lipper.......................................  Quarterly             25 Calendar days after Quarter End
S&P..........................................  Quarterly             25 Calendar days after Quarter End
Morningstar..................................  Quarterly             25 Calendar days after Quarter End
Vestek.......................................  Daily                 None
Factset......................................  Daily                 None

As of April 1, 2005, each of the funds described in this Statement of Additional Information, except if otherwise noted below, may also release its portfolio holdings to the following recipients:



Baseline.....................................  Daily                 None
Frank Russell................................  Monthly               1 Day
Callan.......................................  Quarterly             25 Days after Quarter End
Mercer.......................................  Quarterly             25 Days after Quarter End
EVestment Alliance...........................  Quarterly             25 Days after Quarter End
CRA RogersCasey..............................  Quarterly             25 Days after Quarter End
Cambridge Associates.........................  Quarterly             25 Days after Quarter End
Marco Consulting.............................  Quarterly             25 Days after Quarter End
Wilshire.....................................  Quarterly             25 Days after Quarter End
Moodys.......................................  Weekly                None
Informa Investment Services (Efron)..........  Quarterly             25 Days after Quarter End
CheckFree (Mobius)...........................  Quarterly             25 Days after Quarter End
Nelsons Information..........................  Quarterly             25 Days after Quarter End
Investors Tools..............................  Daily                 None
Advent.......................................  Daily                 None
BARRA........................................  Daily                 None
Plexus.......................................  Quarterly             Sent the 1-3 business day
                                                                     following the end of a Quarter
Elkins/McSherry..............................  Quarterly (Calendar)  Sent the first business day following the end of a Quarter
Quantitative Services Group..................  Daily                 None





                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly increases its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Under the 1940 Act, 'affiliated persons' of a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. However, each fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act. The Board of each fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings. For the fiscal year ended December 31, 2004, each of the funds indicated below directed brokerage transactions and commissions paid for research-related services as follows:


                                                     TOTAL DOLLAR AMOUNT OF      TOTAL DOLLAR AMOUNT OF
                                                     BROKERAGE TRANSACTIONS      BROKERAGE COMMISSIONS
                      FUND                        RELATED TO RESEARCH SERVICES    PAID ON TRANSACTIONS
                      ----                        ----------------------------   ----------------------
All Cap Fund....................................          $12,282,150                   $34,919
High Yield Bond Fund**..........................                    0                         0
Investors Fund..................................          $15,815,596                   $34,277
Large Cap Growth Fund...........................          $    17,909                   $    45
Small Cap Growth Fund...........................          $ 1,467,606                   $ 3,222
Strategic Bond Fund**...........................                    0                         0
Total Return Fund...............................                    0                         0


---------

** Fixed income funds do not generally pay brokerage commissions.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable Commission regulations.

For the fiscal years ended December 31, 2002, 2003 and 2004, the funds paid aggregate brokerage commissions including affiliated brokerage commissions as follows:


                                                                                    % OF
                                        AGGREGATE            BROKERAGE           AGGREGATE
                                   BROKERAGE COMMISSION   COMMISSION PAID   BROKERAGE COMMISSION
                                           PAID               TO CGM            PAID TO CGM
                                           ----               ------            -----------
ALL CAP FUND
Year Ended December 31, 2002....        $3,158,358            $ 8,091               0.25%
Year Ended December 31, 2003....        $  325,313            $ 8,410               2.59%
Year Ended December 31, 2004....        $  427,660            $10,065               2.35%

HIGH YIELD BOND FUND
Year Ended December 31, 2002....        $      -0-            $   -0-                -0-
Year Ended December 31, 2003....        $      175            $   -0-                -0-
Year Ended December 31, 2004....        $      128            $   -0-                -0-

INVESTORS FUND
Year Ended December 31, 2002....        $  697,406            $39,882               5.71%
Year Ended December 31, 2003....        $  408,607            $40,524               9.92%
Year Ended December 31, 2004....        $  476,491            $32,341               6.79%

LARGE CAP GROWTH FUND
Year Ended December 31, 2002....        $       69            $   -0-                -0-
Year Ended December 31, 2003....        $    5,847            $   -0-                -0-
Year Ended December 31, 2004....        $    8,454            $   -0-                -0-

SMALL CAP GROWTH FUND
Year Ended December 31, 2002....        $   74,633            $   -0-                -0-
Year Ended December 31, 2003....        $  193,717            $   -0-                -0-
Year Ended December 31, 2004....        $  354,806            $   705               0.20%

STRATEGIC BOND FUND
Year Ended December 31, 2002....        $      -0-            $   -0-                -0-
Year Ended December 31, 2003....        $    2,238            $   -0-                -0-
Year Ended December 31, 2004....        $      559            $   -0-                -0-

TOTAL RETURN FUND
Year Ended December 31, 2002....        $   69,432            $   -0-                -0-
Year Ended December 31, 2003....        $    5,119            $   -0-                -0-
Year Ended December 31, 2004....        $   12,306            $ 1,625              13.20%

                                     TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in each fund's Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

TAXATION OF A FUND

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a fund:

 (i) derive in each taxable year at least 90% of its gross income from:
     (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and
     (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a 'Qualified Publicly Traded Partnership'); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer,
     (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a fund will not be subject to federal income tax on its 'investment company taxable income' (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of the sum of its investment company taxable income and its net tax-exempt interest income, if any, for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment company taxable income and net capital gain.

If for any taxable year a fund does not qualify as a RIC, or fails to satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the fund's current and accumulated earnings and profits.

A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year;
(b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. These transactions may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If a fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' (a 'QEF') under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

Since the funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this statement of additional information in light of their particular tax situations.

Dividends. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from investment company taxable income are taxable as ordinary dividend income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as 'capital gain dividends' are taxable as long-term capital gain whether received in cash or reinvested in additional shares, and regardless of how long the shareholders have held their shares.


Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be 'adequately diversified' as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account's proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.


Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                NET ASSET VALUE


The following is a description of the procedures used by each fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.



In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. OTC securities are valued at the mean of the current bid and ask price.


Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Purchase Information. Each fund offers its Class I shares and Class II shares to the separate accounts of Participating Insurance Companies and Plans on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the Prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.


Payment of Securities. In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities area a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund's share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund's then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               INVESTMENT MANAGER

Each fund retains SaBAM to act as its investment manager. SaBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Citigroup Inc. ('Citigroup'), serves as the investment manager to numerous individuals and institutions and other investment companies.

The management contract between SaBAM and each respective fund provides that SaBAM shall manage the operations of the fund, subject to policy established by the Board of Directors ('Management Agreement'). Pursuant to the applicable Management Agreement, SaBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.


In connection with SaBAM's service as investment manager to the Strategic Bond Fund, since January 24, 2003, CAM Ltd., whose business address is Citigroup Centre, Canada Square, London E14 5LB, U.K., provides certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SaBAM pays CAM Ltd., as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SaBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SaBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. For the fiscal years ended December 31, 2002, 2003 and 2004, CAM Ltd. (or its predecessor firm, Salomon Brothers Asset Management Limited) received sub-advisory fees from SaBAM equal to $0, $19,566 and $68,893, respectively. Like SaBAM, CAM Ltd. is a wholly-owned subsidiary of Citigroup. CAM Ltd. is registered with the Financial Services Authority in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940.



Investment decisions for a particular fund are made independently from those of other funds or accounts managed by SaBAM and/or CAM Ltd. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, SaBAM receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows:


HIGH YIELD BOND FUND
Daily Average Net Assets....................................  0.75%

STRATEGIC BOND FUND
Daily Average Net Assets....................................  0.75%

SMALL CAP GROWTH FUND
Daily Average Net Assets....................................  0.75%

TOTAL RETURN FUND*
Daily Average Net Assets....................................  0.75%

---------

* Effective August 1, 2004, the management fee payable by Total Return Fund to SaBAM was reduced from 0.80% to 0.75% of the average daily net assets.

Effective as of August 1, 2004, the management fee payable by each of the following funds was reduced to the breakpoint schedule set forth in the fee table below.


INVESTORS FUND*
First $350 Million..........................................   0.65%
Next $150 Million...........................................   0.55%
Next $250 Million...........................................  0.525%
Next $250 Million...........................................   0.50%
Over $1 Billion.............................................   0.45%

ALL CAP FUND*
First $1.5 Billion..........................................   0.75%
Next $.50 Billion...........................................   0.70%
Next $.50 Billion...........................................   0.65%
Next $1.0 Billion...........................................   0.60%
Over $3.50 Billion..........................................   0.50%

LARGE CAP GROWTH FUND**
First $5 Billion............................................   0.70%
Next $2.5 Billion...........................................   0.70%
Next $2.5 Billion...........................................  0.675%
Over $10 Billion............................................   0.65%



---------



 * Prior to August 1, 2004 the management fee payable by Investors Fund and All Cap Fund was 0.70% and 0.85% of the average daily net assets, respectively.



** Effective March 1, 2004 the monthly management fee payable by Large Cap Fund to the manager was reduced to an annual rate of 0.70% from 0.75% of the average daily net assets.


BOARD APPROVAL OF MANAGEMENT AGREEMENTS


Each of the Management Agreements has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by each fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's Board with such Independent Directors casting votes in person at a meeting called for the purpose. The Board of Directors of the funds considered the continuation of the Management Agreements between SaBAM and the Company on behalf of each fund for another year at meetings held on July 29 and 30, 2004.



The Directors, including the Independent Directors, reviewed information provided by management as to the nature, scope and quality of the advisory services provided to each fund by SaBAM and any additional benefits received by SaBAM or its affiliates in connection with the respective fund relationship. The Board also reviewed information from SaBAM comparing the management fees charged by SaBAM with respect to the funds to those charged by other managers with respect to similar funds and found the management fees charged to be fair and reasonable. For its review, the Board utilized materials prepared by an independent third party. The Board also considered the performance of each fund relative to a selected peer group, each fund's total expenses in comparison to funds within the peer group, and other factors. The Board found, after giving effect to waivers and/or reimbursements and analyses by SaBAM, that the relative performance and expense ratios of the funds were reasonable in comparison to the peer group. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by SaBAM, and benefits accruing to SaBAM and its affiliates from administrative and brokerage relationships with affiliates of SaBAM. The Board considered SaBAM's research arrangements with brokers who execute transactions on behalf of each fund. The Board also noted that breakpoints in the fee levels of certain funds allowed the shareholders to enjoy the benefits of economies of scale.



In analyzing the expenses incurred by the manager with respect to each fund, the Board members took note of the report they had received regarding the profitability to SaBAM and its affiliates of their relationship with each fund. The Board noted that it had concluded that SaBAM's methodology for allocating the expenses of operating the funds in the complex and concluded that the methodology was reasonable. The Board considered SaBAM's profitability with respect to the funds in light of the nature and quality of the services provided by SaBAM.



After requesting and reviewing such information as they deemed necessary in an executive session meeting conducted by the Independent Directors without management being present, the Board unanimously concluded that the continuation of the Management Agreements was in the best interests of the funds and their shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process.



Under the terms of the Management Agreements between each fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SaBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement ('disabling conduct'). The fund or the manager may terminate a Management Agreement on sixty days' written notice without penalty. The Management Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).


Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written Codes of Ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Company has adopted a Code of Ethics (the 'fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each fund, which policies serve as such adviser's Code of Ethics (the 'Adviser Code'). The fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the fund and Adviser Codes require access persons to report all personal securities transactions periodically.

For the fiscal years ended December 31, 2002, 2003 and 2004, SaBAM has received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:


                                                        GROSS                 EXPENSES
                                                         FEES      WAIVER    REIMBURSED
                                                         ----      ------    ----------
ALL CAP FUND
Year Ended December 31, 2002........................  $1,619,178   $ -0-      $-0-
Year Ended December 31, 2003........................  $1,811,629   $ -0-      $-0-
Year Ended December 31, 2004........................  $2,570,048   $ -0-      $-0-

HIGH YIELD BOND FUND
Year Ended December 31, 2002........................  $  124,798   $85,731    $-0-
Year Ended December 31, 2003........................  $  224,722   $82,031    $-0-
Year Ended December 31, 2004........................  $  339,142   $69,412    $-0-

INVESTORS FUND
Year Ended December 31, 2002........................  $1,690,809   $ -0-      $-0-
Year Ended December 31, 2003........................  $1,661,772   $ -0-      $-0-
Year Ended December 31, 2004........................  $2,241,067   $ 1,901    $ 4,993

LARGE CAP GROWTH FUND
Year Ended December 31, 2002........................  $    4,540   $ 4,540    $54,523
Year Ended December 31, 2003........................  $   19,158   $19,158    $76,079
Year Ended December 31, 2004........................  $   76,395   $61,722    $-0-

SMALL CAP GROWTH FUND
Year Ended December 31, 2002........................  $  131,091   $ -0-      $-0-
Year Ended December 31, 2003........................  $  178,034   $ -0-      $-0-
Year Ended December 31, 2004........................  $  389,537   $ -0-      $-0-

STRATEGIC BOND FUND
Year Ended December 31, 2002........................  $  477,998   $ 7,121    $-0-
Year Ended December 31, 2003........................  $  690,901   $ -0-      $-0-
Year Ended December 31, 2004........................  $  736,683   $ -0-      $-0-

TOTAL RETURN FUND
Year Ended December 31, 2002........................  $  532,267   $11,338    $-0-
Year Ended December 31, 2003........................  $  678,380   $11,967    $-0-
Year Ended December 31, 2004........................  $  717,518   $ -0-      $ 4,970

                               PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2004.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.



                                    PORTFOLIO           REGISTERED INVESTMENT     OTHER POOLED
          FUND                     MANAGER(S)                 COMPANIES        INVESTMENT VEHICLES     OTHER ACCOUNTS
          ----                     ----------                 ---------        -------------------     --------------
All Cap Fund               John G. Goode                18 registered          3 other pooled       90,863 other
                                                        investment companies   investment vehicles  accounts with $13.19
                                                        with $10.35 billion    with $0.52 billion   billion in total
                                                        in total assets under  in assets under      assets under
                                                        management             management           management

                           Peter J. Hable               14 registered          3 other pooled       90,863 other
                                                        investment companies   investment vehicles  accounts with $13.19
                                                        with $10.28 billion    with $0.52 billion   billion in total
                                                        in total assets under  in assets under      assets under
                                                        management             management           management

High Yield Bond Fund       Peter J. Wilby               33 registered          16 other pooled      47 other accounts
                                                        investment companies   investment vehicles  with $7.79 billion
                                                        with $18.57 billion    with $2.20 billion   in total assets
                                                        in total assets under  in assets under      under management
                                                        management             management

                           Beth A. Semmel               25 registered          11 other pooled      23 other accounts
                                                        investment companies   investment vehicles  with $4.21 billion
                                                        with $15.08 billion    with 1.75 billion    in total assets
                                                        in total assets under  in assets under      under management
                                                        management             management

                           James E. Craige              25 registered          9 other pooled       40 other accounts
                                                        investment companies   investment vehicles  with $7.14 billion
                                                        with $12.73 billion    with $1.17 billion   in total assets
                                                        in total assets under  in assets under      under management
                                                        management             management

Investors Fund             Mark McAllister              17 registered          2 other pooled       15,393 other
                                                        investment companies   investment vehicles  accounts with $3.92
                                                        with $9.41 billion in  with $0.24 billion   billion in total
                                                        total assets under     in assets under      assets under
                                                        management             management           management

                           Robert Feitler               17 registered          2 other pooled       15,393 other
                                                        investment companies   investment vehicles  accounts with $3.92
                                                        with $9.41 billion in  with $0.24 billion   billion in total
                                                        total assets under     in assets under      assets under
                                                        management             management           management

Large Cap Growth Fund      Alan Blake                   14 registered          4 other pooled       127,750 other
                                                        investment companies   investment vehicles  accounts with $13.06
                                                        with $6.36 billion in  with $0.58 billion   billion in total
                                                        total assets under     in assets under      assets under
                                                        management             management           management

                                    PORTFOLIO           REGISTERED INVESTMENT     OTHER POOLED
          FUND                     MANAGER(S)                 COMPANIES        INVESTMENT VEHICLES     OTHER ACCOUNTS
          ----                     ----------                 ---------        -------------------     --------------
Small Cap Growth Fund      Vincent Gao                  3 registered           4 other pooled       0 other accounts
                                                        investment companies   investment vehicles  with $0 billion in
                                                        with $0.59 billion in  with $0.40 billion   total assets under
                                                        total assets under     in assets under      management
                                                        management             management

                           Kevin Caliendo               5 registered           0 other pooled       0 other accounts
                                                        investment companies   investment vehicles  with $0 billion in
                                                        with $2.18 billion in  with $0 billion in   total assets under
                                                        total assets under     assets under         management
                                                        management             management

                           Robert Feitler               17 registered          4 other pooled       15,393 other accounts
                                                        investment companies   investment vehicles  with $3.92 billion
                                                        with $9.71 billion in  with $0.24 billion   in total assets
                                                        total assets under     in assets under      under management
                                                        management, one of     management
                                                        which, with $1.91
                                                        billion in net
                                                        assets, has a
                                                        performance fee

                           Dmitry Khaykin               4 registered           4 other pooled       0 other accounts
                                                        investment companies   investment vehicles  with $0 billion in
                                                        with $2.20 billion in  with $0.40 billion   total assets under
                                                        total assets under     in assets under      management
                                                        management             management

                           Margaret Blaydes             4 registered           4 other pooled       0 other accounts
                                                        investment companies   investment vehicles  with $0 billion in
                                                        with $2.20 billion in  with $0.40 billion   total assets under
                                                        total assets under     in assets under      management
                                                        management             management

Strategic Bond Fund        Peter J. Wilby               33 registered          16 other pooled      47 other accounts
                                                        investment companies   investment vehicles  with $7.79 billion
                                                        with $18.53 billion    with $7.79 billion   in total assets
                                                        in total assets under  in assets under      under management
                                                        management             management

                           Roger Lavan                  16 registered          4 other pooled       4 other accounts
                                                        investment companies   investment vehicles  with $1.87 billion
                                                        with $6.80 billion in  with $0.40 billion   in total assets
                                                        total assets under     in assets under      under management
                                                        management             management

                           David Scott                  5 registered           24 other pooled      24 other accounts
                                                        investment companies   investment vehicles  with 3.13 billion in
                                                        with $1.61 billion in  with $1.41 billion   total assets under
                                                        total assets under     in assets under      management
                                                        management             management

Total Return Fund          George J. Williamson         2 registered           0 other pooled       1 other accounts
                                                        investment companies   investment vehicles  with $0.23 in
                                                        with $0.26 in total    with $0 in assets    total assets under
                                                        assets under           under management     management
                                                        management




PORTFOLIO MANAGER COMPENSATION

Citigroup Asset Management ('CAM') investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the 'Plan') for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a 'base incentive pool' is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and ourflows have on the level of assets in the investment products managed by the team. The 'base incentive pool' of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a 'peer group' of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

MATERIAL CONFLICTS OF INTEREST




POTENTIAL CONFLICTS OF INTEREST



Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. The investment adviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.



Potential conflicts include:



Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.



Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.



Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.



Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.



Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


The investment adviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interet that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the funds(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of fund securities by each Portfolio
Manager.


                                                                     DOLLAR RANGE OF
            FUND                   PORTFOLIO MANAGER(S)          OWNERSHIP OF SECURITIES
            ----                   --------------------          -----------------------
        All Cap Fund                   John G. Goode                      None
                                      Peter J. Hable                      None
    High Yield Bond Fund              Peter J. Wilby                      None
                                      Beth A. Semmel                  $1 - $10,000
                                      James E. Craige                 $1 - $10,000
       Investors Fund                 Mark McAllister                     None
                                      Robert Feitler                      None
    Large Cap Growth Fund               Alan Blake                        None
    Small Cap Growth Fund               Vincent Gao                       None
                                      Kevin Caliendo                      None
                                      Robert Feitler                      None
                                      Dmitry Khaykin                      None
                                     Margaret Blaydes                     None
     Strategic Bond Fund              Peter J. Wilby                      None
                                        Roger Lavan                       None
                                        David Scott                       None
      Total Return Fund            George J. Williamson                   None

                                 ADMINISTRATOR

Smith Barney Fund Management LLC (the 'Administrator') provides certain administrative services to each fund. The services provided by the Administrator under the applicable administration agreement include certain accounting, clerical and bookkeeping services, State securities law ('Blue Sky') compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission. Except as otherwise noted, each fund pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the applicable fund's average daily net assets. For the fiscal years ended December 31, 2002, 2003 and 2004, the Administrator received the following amounts for its administrative services:


                                                              ADMINISTRATION
                                                               FEES PAID'D'
                                                               ------------
ALL CAP FUND
Year Ended December 31, 2002*...............................     $ 95,246
Year Ended December 31, 2003**..............................     $106,569
Year Ended December 31, 2004................................     $ 91,001
HIGH YIELD BOND FUND
Year Ended December 31, 2002*...............................     $  8,320
Year Ended December 31, 2003**..............................     $ 14,982
Year Ended December 31, 2004................................     $ 22,609
INVESTORS FUND
Year Ended December 31, 2002*...............................     $120,772
Year Ended December 31, 2003**..............................     $118,698
Year Ended December 31, 2004................................     $ 92,755
LARGE CAP GROWTH FUND
Year Ended December 31, 2002*...............................     $    303
Year Ended December 31, 2003**..............................     $  1,277
Year Ended December 31, 2004................................     $  5,416
SMALL CAP GROWTH FUND
Year Ended December 31, 2002*...............................     $  8,739
Year Ended December 31, 2003**..............................     $ 11,869
Year Ended December 31, 2004................................     $ 14,168
STRATEGIC BOND FUND
Year Ended December 31, 2002*...............................     $ 31,867
Year Ended December 31, 2003**..............................     $ 46,060
Year Ended December 31, 2004................................     $ 49,112
TOTAL RETURN FUND
Year Ended December 31, 2002*...............................     $ 33,267
Year Ended December 31, 2003**..............................     $ 42,399
Year Ended December 31, 2004................................     $ 27,147




---------

 * For the fiscal year ended December 31, 2002, SaBAM served as administrator to each fund.

** For the period from January 1, 2003 to January 24, 2003, SaBAM served as administrator to each fund. For the remainder of the fiscal year ended December 31, 2003, the Administrator served each fund.


 'D' As of August 1, 2004, All Cap Fund, Investors Fund, Small Cap Growth Fund, and Total Return Fund no longer pay an administration fee. Large Cap Growth Fund pays an administration fee according to the following breakpoint schedule: 0.05% on average daily net assets up to and including $5 billion; 0.025% on average daily net assets over $5 billion and up to and including $10 billion; and 0% on average daily net assets in excess of $10 billion.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the investment manager, the Board has approved delegating proxy voting discretion to the investment manager believing that the investment manager should be responsible for voting because it is a matter relating to the investment decision making process.


Attached as Appendix B is the summary of the guidelines and procedures that the investment manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the investment manager uses when a vote presents a conflict between the interests of a fund's shareholders, on the one hand, and those of the investment manager or any affiliated person of the respective fund or the investment manager, on the other. This summary of the guidelines gives a general indication as to how the investment manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's respective investment objectives.



Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities SaBAM would vote the proxy in accordance with the principals set forth in SaBAM's proxy voting policies and procedure, including the procedures that the investment manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment manager or any affiliated person of a fund or SaBAM, on the other.



Information on how the funds vote proxies relating to portfolio securities during the most recent prior 12-month period ended June 30th is available without charge (1) upon request, by calling 1-800-446-1013, (2) on the Fund website at http://www.CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.


                                  DISTRIBUTOR

Citigroup Global Markets Inc. ('Citigroup Global Markets') (formerly Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as each fund's distributor pursuant to a distribution agreement.


Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a written plan adopted in accordance with the Rule. The Board of Directors of the Company has adopted a distribution plan with respect to Class II shares of each fund pursuant to the Rule (the 'Plan'). The Board, in the exercise of its business judgment made in the best interests of the shareholders of the funds, has determined that there is a reasonable likelihood that the Plan will benefit each of the funds and their shareholders.


DISTRIBUTION FEES

Class II shares of the funds are authorized, pursuant to the Plan adopted pursuant to the Rule, to pay Citigroup Global Markets an annual distribution fee with respect to the Class II shares of each fund at the rate of 0.25% of the value of the average daily net assets attributable to the Class II shares. The distribution fee is paid to Citigroup Global Markets for remittance to selected Participating Insurance Companies to compensate for activities primarily intended to result in the sale of Class II shares.

The expenses incurred in connection with these activities include, but are not necessarily limited to, the costs of: printing and distributing a Prospectus, SAI and reports to existing and prospective

VA contract and VLI policy holders and Plan Participants who invest in a fund; preparing, printing and distributing sales literature relating to a fund and including materials intended for use within the Participating Insurance Companies; holding seminars and sales meetings designed to promote distribution of Class II shares of a fund; obtaining information and providing explanations to VA contract and VLI policy holders and Plan Participants regarding fund investment objectives and policies and other information about a fund, including the performance of the fund; training sales personnel regarding a fund; compensation sales personnel in connection with the allocation of cash values and premiums of the VA contracts to a fund; personal service and/or maintenance of VA contracts and VLI policy holders' and Plan Participants' accounts with respect to Class II shares of a fund attributable to such accounts; and financing any other activity that the Board of Directors determines is primarily intended to result in the sale of Class II shares.

The Plan does not provide for payments to assist in the distribution of a fund's other class of shares. From time to time, Citigroup Global Markets may waive receipt of fees under the Plan while retaining the ability to be paid under the Plan thereafter. The fees payable to Citigroup Global Markets under the Plan and payments by Citigroup Global Markets to selected Participating Insurance Companies are payable only for the various costs incurred or paid by such Participating Insurance Companies in connection with the distribution of Class II shares of a fund.

A quarterly report of the amounts expended with respect to each fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Company's Board for its review In addition, each Plan provides that it may not be amended with respect to Class II shares of any fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that Class, and that other material amendments of the Plan must be approved by the Company's Board and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to Class II shares of a fund at any time, by majority vote of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by the Company by vote of a majority of the shares of Class II shares of a fund.


    For the year ended December 31, 2004, the aggregate amount paid by the Class II shares of the All Cap Fund, High Yield Bond Fund, Investors Value Fund and Total Return Fund under its applicable Plan was as follows:





                                                                                                                TOTAL AMOUNT
                                                                                                                 OF EXPENSES
                                                                                                                 INCURRED BY
                                                                                                                  CITIGROUP
                                                COMPENSATION    COMPENSATION                    AMOUNT SPENT   GLOBAL MARKETS
                                COMPENSATION      PAID BY         PAID BY                       BY CITIGROUP       AND ITS
                                  PAID TO        CITIGROUP       CITIGROUP      AMOUNT SPENT   GLOBAL MARKETS   AFFILIATES IN
                                 CITIGROUP     GLOBAL MARKETS  GLOBAL MARKETS   BY CITIGROUP   AND AFFILIATES    CONNECTION
                               GLOBAL MARKETS  AND AFFILIATES  AND AFFILIATES  GLOBAL MARKETS   FOR PRINTING        WITH
                                 UNDER THE      TO SELECTED       TO SALES     AND AFFILIATES  AND MAILING OF   DISTRIBUTION
                                   PLANS         DEALERS(1)      PERSONNEL     ON ADVERTISING    PROSPECTUS    OF THE FUNDS(2)
                                   -----         ----------      ---------     --------------    ----------    ---------------
All Cap Fund.................     $32,792        $32,959            $0            $101,721          $116           $134,795
High Yield Bond Fund.........      $5,012         $5,156            $0             $44,488          $804            $50,448
Investors Fund...............       $803            $824            $0              $6,901         $2,782           $10,506
Total Return Fund............     $11,007        $11,100            $0             $30,358         $1,154           $42,611



---------



(1) Includes 'Miscellaneous Expenses' meaning allocable overhead, travel and communications expenses.



(2) The total expense amounts set out in this column are calculated as the sum of the amounts spent by Citigroup Global Markets and its affiliates that are disclosed in the five preceding columns. These amounts are paid out of revenue received by Citigroup Global Markets under each fund's Plan, as well as out of other revenue received by SaBAM and its affiliates.

                                    EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund directors and officers who are not directors, officers or employees of the fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                          CUSTODIAN AND TRANSFER AGENT

Custodian. State Street Bank and Trust Company, (the 'Custodian'), 225 Franklin Street, Boston, MA 02110, serves as each fund's custodian. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The Custodian neither determines the funds' investment policies, nor decides which securities each fund will buy or sell. For these services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Transfer Agent. PFPC Inc. (the 'transfer agent'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. The transfer agent registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for each fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. PricewaterhouseCoopers' address is 300 Madison Avenue, New York, New York 10017.


                                    COUNSEL


Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.


Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to each fund's Prospectus.

                                 CAPITAL STOCK

Pursuant to current interpretations of the 1940 Act, the fund anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents.

As used in this SAI and each Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shares of each class of each fund are entitled to such dividends and distributions out of the assets belonging to that fund as are declared in the discretion of the Board of Directors. In determining the net asset value of a fund, assets belonging to a fund are charged with the direct liabilities in respect of that fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of each fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular fund are conclusive.

                              FINANCIAL STATEMENTS


Each fund's annual report for the fiscal year ended December 31, 2004 is incorporated herein by reference in its entirety.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P'S COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, a fund's investment manager will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's, or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

    The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Manager. The Investment Manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM. the Investment Manager has adopted a set of proxy voting policies and procedures (the 'Policies') to ensure that the Investment Manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated positron set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Managers within the same business unit vote differently on the same issue.

    In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investor Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict.

    If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                      B-2




                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as ................................... 'D'